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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                F O R M    8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               April 24, 1996
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                                (Date of Report)



                          National City Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                       1-10074                   34-1111088
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(State or other jurisdiction  (Commission               (IRS Employer
     of incorporation)        File Number)              Identification No.)

      1900 East Ninth Street, Cleveland, Ohio                             44114
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(Address of principal executive offices)                              (Zip Code)

                                216-575-2000
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            (Registrant's telephone number, including area code)





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Item 5.  Other Events
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        At National City Corporation's annual meeting held on April 22, 1996 the stockholders elected the 15 nominees listed in the proxy statement, approved an amendment to the National City Corporation 1993 Stock Option Plan, approved the selection of Ernst & Young as independent auditors and adopted the Agreement and Plan of Merger dated August 27, 1995, by and between National City Corporation and Integra Financial Corporation. A copy of the April 22, 1996 press release noting this action is filed as Exhibit 99.1 to this Current Form 8-K and is incorporated herein by reference.

        At the National City Corporation board meeting following the annual meeting the Board of Directors rescinded all remaining unutilized authority to purchase shares of the Corporation's Common Stock heretofore approved by the Board of Directors so that there is no authorization to purchase additional shares of the Corporation's common stock.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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        a)      Financial Statements of business acquired:     None.
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        b)      Pro forma financial information:     None.
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        c)      Exhibits:
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                Exhibit 99.1 Press Release dated April 22, 1996 incorporated herein by reference.




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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 29, 1996   By  /s/ David L. Zoeller
                         -----------------------------------------
                               David L. Zoeller
                               Senior Vice President and
                               General Counsel





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